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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                       Date of Report: February 6, 1998
                                       ----------------
                       (Date of earliest event reported)


                           Kilroy Realty Corporation
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            (Exact name of registrant as specified in its charter)


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
              Maryland                 Commission File:                       95-4598246
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     (State or other jurisdiction                               (I.R.S. Employer Identification No.)
        of incorporation or
           organization)
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         2250 East Imperial Highway, Suite 1200, El Segundo, CA 90245
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         (Address of principal executive offices, including zip code)



                                (310) 563-5500
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             (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS.

          On February 6, 1998, Kilroy Realty, L.P., a Delaware limited partnership (the "Operating Partnership"), and a subsidiary of Kilroy Realty Corporation, a Maryland corporation (the "General Partner"), and the Operating Partnership's general partner, completed the private placement of 1,200,000 8.075% Series A Cumulative Redeemable Preferred Units, representing a limited partnership interest in the Operating Partnership, to an institutional investor for a contribution to the Operating Partnership of $60 million. The Operating Partnership plans to use the proceeds to reduce the balance of the Operating Partnership's revolving credit facility.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,



                                       KILROY REALTY CORPORATION



Date:  February 10, 1998               By    /s/ Ann Marie Whitney
                                            ____________________________________
                                             Ann Marie Whitney
                                             Vice President and Controller

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                                 EXHIBIT INDEX


                                                                Sequentially
Exhibit                                                           Numbered
  No.              Description                                      Page
-------            -----------                                  ------------

  3.1              Articles Supplementary of the Registrant

  3.2              Registrant Rights Agreement dated
                    February 6, 1998.

 10.1              Second Amended and Restated Agreement of
                    limited Partnership of Kilroy Realty,
                    L.P. dated February 6, 1998